                                                                   Exhibit 10(a)

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                               ALLEN TELECOM INC.
                                   AS BORROWER


                            THE LENDERS NAMED HEREIN
                                   AS LENDERS


                                    NBD BANK
                             AS DOCUMENTATION AGENT


                                       AND



                                 [KEYBANK LOGO]


                          KEYBANK NATIONAL ASSOCIATION
                                  AS A LENDER,
                THE SWING LINE LENDER, A LETTER OF CREDIT ISSUER
 AND AS THE SYNDICATION AGENT, THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT


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                                 AMENDMENT NO. 2
                                   DATED AS OF
                                 APRIL 19, 2000
                                       TO
                                CREDIT AGREEMENT
                                   DATED AS OF
                                DECEMBER 31, 1998
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                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of April 19, 2000 ("THIS AMENDMENT"), among the following:

                  (i) ALLEN TELECOM INC., a Delaware corporation (herein, together with its successors and assigns, the "BORROWER");

                  (ii) the Lenders party hereto;

                  (iii) NBD BANK as a Lender and as Documentation Agent (the "DOCUMENTATION AGENT"); and

                  (iv) KEYBANK NATIONAL ASSOCIATION, a national banking association, as a Lender, the Swing Line Lender, the Letter of Credit Issuer, and as the Syndication Agent, the Administrative Agent and the Collateral Agent under the Credit Agreement:

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders named therein, the Swing Line Lender, the Letter of Credit Issuers, the Documentation Agent, the Syndication Agent and the Administrative Agent entered into the Credit Agreement, dated as of December 31, 1998, as amended by Amendment No. 1 thereto, dated as of July 30, 1999 (as so amended, the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) The parties hereto desire to change certain of the terms and provisions of the Credit Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         10 AMENDMENTS, ETC. With retroactive effect to March 31, 2000, section
9.9 of the Credit Agreement is amended to read in its entirety as follows:

                  9.9. MINIMUM CONSOLIDATED EBITDA. The Borrower will not at any time permit its Consolidated EBITDA for its Testing Period most recently ended to be less than the amount indicated below:

                  --------------------------------------------------------- ------------------------------
                  TESTING PERIOD                                                 AMOUNT
                  --------------------------------------------------------- ------------------------------
                  Any Testing Period ended on or prior to                            $45,000,000
                  December 31, 1998
                  --------------------------------------------------------- ------------------------------
                  Any Testing Period ended thereafter and on or prior to             $36,000,000
                  September 30, 1999
                  --------------------------------------------------------- ------------------------------
                  Testing Period ended December 31, 1999                             $41,000,000
                  --------------------------------------------------------- ------------------------------

                  Testing Period ended March 31, 2000                                $41,000,000
                  --------------------------------------------------------- ------------------------------

                  --------------------------------------------------------- ------------------------------
                  TESTING PERIOD                                                 AMOUNT
                  --------------------------------------------------------- ------------------------------
                  Testing Period ended June 30, 2000                                 $42,000,000
                  --------------------------------------------------------- ------------------------------
                  Testing Period ended September 30, 2000                            $42,000,000
                  --------------------------------------------------------- ------------------------------
                  Any Testing Period thereafter                                      $45,000,000
                  --------------------------------------------------------- ------------------------------


         20 REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders, the Swing Line Lender, the Letter of Credit Issuer, the Documentation Agent, the Administrative Agent and the Collateral Agent as follows:

                  (a) AUTHORIZATION AND VALIDITY OF AMENDMENT, ETC. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                  (b) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Credit Parties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

                  (c) NO EVENT OF DEFAULT. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

                  (d) COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party; and without limitation of the foregoing, each Subsidiary of the Borrower which, as of the date hereof, is required to be a Subsidiary Guarantor, has as on or prior to the date hereof become a Subsidiary Guarantor under the Subsidiary Guaranty.

                  (e) FINANCIAL STATEMENTS, ETC. The Borrower has furnished to the Lenders and the Administrative Agent complete and correct copies of the audited consolidated balance sheets of the Borrower and its consolidated subsidiaries as of December 31, 1998, and December 31, 1999, and the related audited consolidated statements of income, stockholders' equity, and cash flows for the fiscal years then ended, accompanied by the unqualified report thereon of the Borrower's independent accountants. All such financial statements have been prepared in accordance with GAAP, consistently applied (except as stated therein), and fairly present the financial position of the Borrower and its consolidated subsidiaries as of the respective dates indicated and the consolidated results of their operations and cash flows for the respective periods indicated.

         30 RATIFICATIONS. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

         40 BINDING EFFECT. This Amendment shall become effective on April 19, 2000 (the "EFFECTIVE Date"), if the following conditions shall have been satisfied on and as of such date:

                  (a) this Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

                  (b) the Administrative Agent shall have been notified by the Required Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution);

                  (c) the Borrower shall have paid to the Administrative Agent, in immediately available funds, for the account of each Lender which shall have executed this Amendment and delivered its signed signature page (via physical delivery or facsimile transmission) to the Administrative Agent by 5:00 P.M. (local time at the Notice Office) on the Effective Date, an amendment fee computed at the rate of 5 basis points on the General Revolving Commitment of any such applicable Lender (the Administrative Agent shall promptly pay over to each such signing Lender its amendment fee as aforesaid);

and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrower, each Lender, the Swing Line Lender, the Letter of Credit Issuers, the Documentation Agent, the Syndication Agent, the Administrative Agent and the Collateral Agent and their respective successors and assigns. After this Amendment becomes effective, the Administrative Agent will promptly furnish a copy of this Amendment to each Lender and the Borrower and advise them of the Effective Date.

         50 MISCELLANEOUS. 5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         5.2. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         5.3. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower shall pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all reasonable costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         5.4. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         5.5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         5.6. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.7. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         5.8. JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         5.9. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


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ALLEN TELECOM INC.                                          KEYBANK NATIONAL ASSOCIATION,
                                                                    INDIVIDUALLY AS THE SWING LINE LENDER,
                                                                    A LENDER, A LETTER OF CREDIT ISSUER,
                                                                    AND AS THE SYNDICATION AGENT AND
                                                                    THE ADMINISTRATIVE AGENT
BY:
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        VICE PRESIDENT--FINANCE


                                                            BY:
                                                               -------------------------------
                                                                    SENIOR VICE PRESIDENT

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BANK ONE, MICHIGAN                                          FIRSTAR BANK, NATIONAL ASSOCIATION
   (SUCCESSOR TO NBD BANK),                                 (FORMERLY STAR BANK, NATIONAL ASSOCIATION)
       INDIVIDUALLY AS A LENDER AND
       AS DOCUMENTATION AGENT

                                                            BY:
                                                               -------------------------------
                                                                    TITLE:
BY:
   -------------------------------
        TITLE:
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DRESDNER BANK AG,                                           SANPAOLO IMI, S. P. A.,
      NEW YORK AND GRAND CAYMAN BRANCHES,                         NEW YORK BRANCH
      INDIVIDUALLY AS A LENDER AND AS
      A LETTER OF CREDIT ISSUER
                                                            BY:
                                                               -------------------------------
                                                                    TITLE:

BY:
   -------------------------------
        TITLE:

BY:                                                         BY:
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        TITLE:                                                       TITLE:



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FIFTH THIRD BANK, NORTHEASTERN OHIO                         LASALLE BANK, NATIONAL ASSOCIATION
                                                               (FORMERLY LASALLE NATIONAL BANK)

BY:
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        TITLE:                                              BY:
                                                               -------------------------------
                                                                    TITLE:

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